EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Griffon Corporation:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1997 included in Griffon Corporation's Form 10-K for the year ended September 30, 1997 and to all references to our Firm included in this registration statement.


                                   /s/ Arthur Andersen LLP
                                   ARTHUR ANDERSEN LLP


August 25, 1998
Roseland, New Jersey